UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 4, 2005
NYMAGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)
New York

(State or Other Jurisdiction of Incorporation)

1-11238	13-3534162

(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 551-0600

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS
Item 8.01. Other Events.
On October 4, 2005, NYMAGIC, INC. issued the press release attached hereto as Exhibit 99.1.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press release dated October 4, 2005 (filed herewith).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli

Name: Thomas J. Iacopelli Title: Chief Financial Officer and Treasurer
Date: October 5, 2005